Ex 10-5-3

TEGNA INC.
DEFERRED COMPENSATION PLAN

Restatement dated February 1, 2003, as amended
Rules for Pre-2005 Deferrals

Amendment No. 4

TEGNA Inc. hereby amends the TEGNA Inc. Deferred Compensation Plan, Rules for Pre-2005 Deferrals, restatement dated February 1, 2003, as amended (the “Plan”), effective December 1, 2018, as follows:

1.Section 2.6(b) is amended by deleting the last four sentences of such Section and replacing them with the following:
Notwithstanding any provision to the contrary, effective December 1, 2018, the TEGNA Inc. and Cars.com Inc. stock funds shall be eliminated as investment options under the Plan.
2.Section 2.8 is amended by deleting the last four sentences of such Section.
3.Section 2.9(h) is amended by deleting the last two sentences of such Section.

IN WITNESS WHEREOF, TEGNA Inc. has caused this Amendment to be executed by its duly authorized officer as of November 16, 2018.

TEGNA Inc.

By:	/s/ Jeffrey Newman
Name:	Jeffrey Newman
Title:	Senior Vice President / Human Resources